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                                  EXHIBIT 32.1

                            SECTION 906 CERTIFICATION

In connection with the quarterly report of Flagstar Bancorp, Inc. (the "Company") on Form 10-Q for the quarter ended September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mark T. Hammond, President and Chief Executive Officer of the Company certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 1, 2006                   /s/ Mark T. Hammond
                                          -------------------------------------
                                          Mark T. Hammond
                                          President and Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Flagstar Bancorp, Inc. and will be retained by Flagstar Bancorp, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.